Exhibit 10.115

February 23, 2007

Board of Directors

Cord Blood America, Inc.

9000 West Sunset Boulevard Suite 400
Los Angeles, CA 90069

Attn: Matt Schissler, Founder, Chairman, and Chief Executive Officer

RE:  Placement Agent Agreement

Gentlemen,

The purpose of this letter agreement (the “Agreement”) is to set forth the terms and conditions pursuant to which Capital Growth Resources (“CGR”) shall serve as exclusive Placement Agent in connection with the placement of new securities (the “Placement” or “Offering”), of Cord Blood America, Inc. (the “Company”), either alone or in conjunction with other Broker-Dealers, for the purposes of financing the expansion of the business and execution of the business plan.

Upon the terms and subject to the conditions of this Agreement, the parties hereto agree as follows:

1.

The Offering.  This Offering will consist of a “best efforts, all or none” minimum offering of 5,000,000 shares and a maximum offering of 50,000,000 shares of the Company's shares Series A Common Stock, no par value (the "Common Stock"). The Common Stock shall be offered and sold by the Company at a price of $.101 per share with a minimum purchase of 505,000 shares, or such lesser amount as the Company may approve on a subscription by subscription basis, for minimum gross offering proceeds of _____ (the “Minimum Offering) and maximum gross offering proceeds of $5,050,000 (the “Maximum Offering”) (the Minimum Offering and the Maximum Offering shall hereinafter be referred to collectively as the “Offering”). The Shares shall be offered in reliance upon Section 4(2) and Rule 506 of Regulation D as promulgated under the Securities Act of 1933, as amended (the “Act”) and shall be sold solely to “Accredited Investors,” as that term is defined in Rule 501 of Regulation D.

Legends.  The Common Stock shall be sold by the Company and distributed by Placement Agent in transactions that shall be exempt from registration under Section 5 of the Securities Act of 1933, as amended (the “Act”) in reliance upon Section 4(2) and/or Rule 506 of Regulation D, as promulgated under the Act (the “Regulation D Offering”).  The Company and the Placement Agent shall take all steps necessary to fully comply with the terms of Section 4(2) and Rule 506 of Regulation D.  In connection therewith, each of the certificates evidencing the Common Stock shall be dated the date of such Closing and shall bear the following restrictive legend limiting their resale under Rule 144 of the Act:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED PURSUANT TO A TRANSACTION EFFECTED IN RELIANCE UPON SECTION 4(2) OF THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND HAVE NOT BEEN THE SUBJECT OF A REGISTRATION STATEMENT UNDER THE ACT OR ANY STATE SECURITIES ACT.  THESE SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR APPLICABLE EXEMPTION THEREFROM UNDER THE ACT OR ANY APPLICABLE STATE SECURITIES ACT.”

Board of Directors

Cord Blood America, Inc.

September 6, 2006

2.

Appointment. Effective as of the date hereof, the Company hereby retains CGR and CGR hereby agrees to act as the Company's exclusive Placement Agent in connection with the Offering of the Common Stock. The Company expressly acknowledges and agrees that CGR's obligations hereunder are on a reasonable best efforts basis only and that the execution of this Agreement does not constitute a commitment by CGR to purchase the Common Stock, nor does it ensure the successful arrangement of the Placement of the Common Stock or any portion thereof or the success of CGR with respect to securing any other financing on behalf of the Company.  If the Minimum Offering is not completed within one hundred twenty (120) days from the Effective Date, as described herein, all consideration received as a result of subscriptions for Common Stock offered by the Company will be refunded to the subscribers together with interest, if any, which has accrued thereon, on a prorata basis without any commissions or expenses.  The “Effective Date” of the Offering shall mean the first Friday following the day upon which the Placement Agent has received from the Company: (1) a completed “due diligence” package; (2) an executed Placement Agent Agreement; and (3) completed offering documents and disclosure materials in form and substance satisfactory to the Placement Agent, in its sole and absolute discretion.  The Company and the Placement Agent may mutually agree to extend the foregoing one hundred twenty (120) day period for an additional sixty (60) days on the same placement terms and conditions that were in effect for the initial one hundred twenty (120) days.  Placement Agent shall promptly deposit funds derived from the Offering, conducted by the Company, into an escrow account established at U.S. Bank National Association, who shall serve as Escrow Agent.  All funds tendered in connection with the purchase of the Common Stock, will be deposited with such Escrow Agent and shall be distributed through mutual instructions.  Both the Company and the Placement Agent shall enter into a binding Escrow Agreement with the Escrow Agent upon terms agreeable among the parties.

Board of Directors

Cord Blood America, Inc.

September 6, 2006

The above commitments by CGR are subject to the following conditions:

a.

receipt by CGR of all information and verifications thereof, which CGR or its legal counsel may reasonably request from the Company, in a manner and form satisfactory to the Placement Agent and its legal counsel;

b.

the Company’s officers and key employees shall have entered into employment contracts with the Company, containing suitable non-compete and non-disclosure provisions and such other provisions as the Placement Agent may reasonably request;

c.

the number of issued and outstanding Shares and the Company’s outstanding capital structure shall be satisfactory to the Placement Agent, in its sole and absolute discretion; and

CGR shall act exclusively as agent and not as principal in selling the Common stock on a best efforts basis.  CGR may, in its discretion, negotiate with other broker-dealers who, acting severally, would contract to sell, as agents, portions of the Common stock being offered.

CGR may terminate the Offering at any time:  (i) in the event of war; (ii) in the event of any material adverse change in the business, property or financial condition of the Company (of which CGR shall be the sole judge); (iii) in the event of any action, suit or proceeding at law or at equity against the Company, or by any federal, state or other commission, board or agency, where any unfavorable decision would materially adversely affect the business, property, financial condition or income of the Company; or (iv) in the event of adverse market conditions, of which event CGR is to be the sole judge.  Further, CGR’s commitment will be subject to receipt by CGR of all information and verifications thereof, which CGR or their counsel may reasonably request from the Company and its Shareholders.

3.

Fees and Compensation. In consideration of the services to be rendered by CGR in connection with the Placement of the Common stock, the Company agrees to pay CGR the following fees and other compensation:

a.

subject to completion of the Minimum Offering, the Company shall pay Placement Agent a cash commission of ten percent (10%) and a cash non-accountable expense fee of three percent (3%); and

That the Company shall issue to Capital Growth Resources warrants to purchase 13% of the total number of Shares of Common Stock sold in the Offering. Such warrants will expire five (5) years from their respective date of issuance and will be exercisable at any time after their respective dates of issuance at a price of $0.101 per share (“Placement Agent’s Warrants”). The right to such Placement Agent’s Warrants shall vest upon the sale of the Minimum Offering and the Company shall issue such warrants at the time of closing the Offering. The Placement Agents Warrants attributable to sale of Shares in the Offering shall be issuable by the Company to Capital Growth Resources pursuant to Section 4(2) of the Act and shall be transferable and assignable by Capital Growth Resources to participating agents and its officers. In addition, the Placement Agent’s Warrants shall possess suitable anti-dilution provisions

The Placement agent warrants, which will be acquired by CGR, shall be non-assessable and shall have unlimited piggy-back registration rights in the event the Company files a Registration Statement pursuant to the Securities Act of 1933, as amended, for registration of Company Shares.

4.

Expenses.  The Company shall be responsible for and shall bear all expenses directly and

Board of Directors

Cord Blood America, Inc.

September 6, 2006

necessarily incurred in connection with the Offering, including, but not limited to:  the fees and expenses of its legal counsel and Placement Agent’s legal counsel; blue-sky costs and expenses, including the costs of legal counsel; the costs of preparing, printing and delivering all offering materials utilized in connection with the offer and sale of the Common stock; the costs of preparing, printing and delivering all Placement and selling documents, Placement Agent Agreement, Agreement Among Placing Agents, Selling Agreement, Selected Agent Agreement, officer and director questionnaires; costs of any tombstones and printing fees; any escrow fees; and transfer fees for Common stock issued.  If the proposed financing is not completed because the Company prevents it or because of a material breach by the Company of any such covenants, representations or warranties contained in this Placement Agent Agreement, the Company’s liability for Placement Agent’s expenses shall be equal to $15,000 and shall be due Placement Agent regardless of whether any of the Company’s Common stock is sold in the Offering, it being agreed amongst the parties that calculating Placement Agent’s expenses would be very difficult if not impossible.

5.

Representations and Warranties of the Company. The Company and its management represents and warrants to, and agrees with, CGR that:

a.

MEMORANDUM. The Company will prepare a disclosure memorandum (the "Memorandum") and its related exhibits, which may be supplemented from time to time, which contains information, accurate as of the date specified therein, of the kind specified by applicable statutes and regulations, including without limitation: (i) terms of the Placement; (ii) a description of the Common stock being offered; (iii) a description of the business conducted by the Company; (iv) the financial condition of the Company; (v) past activities of the Company; (vi) commissions and compensation to be paid to CGR in connection with this Placement; and (vii) information regarding the Company, its management, material obligations, liabilities, any pending or threatened lawsuits or proceedings, and recent material changes in financial condition. The Memorandum, including all exhibits thereto, as of its date and at all times subsequent thereto, up to and including the Termination Date, does not and will not include any untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

b.

ADDITIONAL INFORMATION.  The Company shall provide to CGR, such information, documents and instruments as may be required under Sections 4(2) and 4(6) of the Securities Act of 1933, as amended, and Regulation D thereunder.

c.

NO FINDER / INVESTMENT ADVISOR.  No person has acted as a finder or investment adviser in connection with the transactions contemplated herein and the Company will indemnify CGR with respect to any claim for finders’ fees in connection with the transactions contemplated hereby.  No officer, director or Shareholder of the Company is a member of the NASD, an employee or associated member of the NASD. The Company has not promised or represented to any person that any part of the Common stock will be directed or otherwise made available to them in connection with the proposed Placement. The Company has separately disclosed to CGR all potential conflicts of interest involving officers, directors, Principal Shareholders and/or employees.

6.

Obligations of the Company.  The obligations of CGR hereunder will be subject to the accuracy of the representations and warranties of the Company herein contained, as of the date hereof, and as of the date of each closing by the Company related to the Placement, to the performance by the Company of its obligations hereunder, and to the following additional conditions:

Board of Directors

Cord Blood America, Inc.

September 6, 2006

a.

MEMORANDUM. The Company will furnish to CGR, without charge, as many copies of the Memorandum (and any amended or supplemental Memorandum) as CGR may reasonably request. If any event occurs as the result of which the Memorandum, as then amended or supplemented, would include an untrue statement of a material fact, or omit to state a material fact necessary in order to make the statements made in light of the circumstances in which they were made not misleading, or if it shall be necessary to amend or supplement the Memorandum to comply with applicable law, the Company will forthwith notify CGR thereof, and furnish to CGR in such quantities as may be reasonably requested, an amendment or amended or supplemented Memorandum which corrects such statements or omissions or causes the Memorandum to comply with applicable law, including an offer of rescission if required by Placement Agent’s counsel. No copies of the Memorandum, or any exhibit thereto, or any material prepared by the Company in connection with the Placement will be given without the prior written permission of CGR by the Company or its counsel or by any principal or agent of the Company to any person not a party to this Agreement, unless such person is a director or Principal Shareholder of, or directly employed by, the Company.

b.

STATE SECURITIES REGISTRATION. The Company will provide CGR's counsel with all information which such counsel determines to be necessary and otherwise cooperate with such counsel in order to qualify or register the Common stock for sale under the securities laws of the states in which offers or sales will be made or to take any necessary action, and shall have Company counsel file any necessary forms which are required to obtain an exemption from such qualification or registration in such jurisdiction. The Company will promptly advise CGR:

i.

if any securities regulator of any state shall make a request or suggestion to the Company of any amendment to the Memorandum or any registration materials or for any additional information, including the nature and substance thereof; and

ii.

of the issuance of a stop order suspending the qualification of the Common stock for sale in any state, including the initiation or threatening of any proceeding for such purpose, and the Company will use reasonable commercial efforts to prevent the issuance of such a stop order, or if such an order shall be issued, to obtain the withdrawal thereof at the earliest practicable date.

The Company will provide CGR, for delivery to all offerees and purchasers and their representatives, any additional information, documents and instruments which CGR shall reasonably determine to be necessary to comply with the rules, regulations, judicial and administrative interpretations in those states and jurisdictions where the Common stock are to be offered for sale or sold. The Company will file all post-offering forms, documents or materials and take all other actions required by states in which the Common stock have been offered or sold. CGR will not make offers or sales of the Common stock in any jurisdiction in which the Common stock have not been qualified or registered, or are not exempt from such qualification or registration.

c.

CERTIFICATES AND OPINIONS. Delivery by the Company of such documents as CGR may reasonably require in connection with its due diligence investigation, including, but not limited to, a certificate of good standing, certificates from its officers and directors, an opinion from the Company's legal counsel, and such other documents as CGR may reasonably require, both in form and substance acceptable to CGR, with respect to the transactions contemplated hereby.  Such documents shall be provided on a timely basis per the instructions of CGR’s counsel.

Board of Directors

Cord Blood America, Inc.

September 6, 2006

7.

Right of First Refusal.  For a period of one (1) years after termination of the Offering, the Company shall provide and shall use its reasonable efforts to request that any of its Shareholders owning at least five percent (5%) of the Company’s Common Stock (“Principal Shareholders”) shall provide Placement Agent the first right of refusal with respect to any offerings (public or private) of the Company’s securities by either the Company or any of its Principal Shareholders.  During such period of right of first refusal, the Company and/or such Principal Shareholders, as applicable, shall give Placement Agent twenty (20) days prior written notice of any intended offerings and Placement Agent shall have thirty (30) days after receipt of such notice to notify the Company and/or such Principal Shareholders, as applicable, of its intention with respect to its participation in such proposed offering.

8.

Miscellaneous.  This Agreement, including Exhibits A, B, and C attached hereto, constitutes the entire understanding and agreement between the parties with respect to its subject matter and there are no agreements or understandings with respect to the subject matter which are not contained in the Agreement. This Agreement may be modified only in writing and signed by the party to be charged hereunder. The terms of this Agreement are confidential, and except as required for a fair presentation of the terms of the Placement to prospective investors or as otherwise required by law, shall only be disclosed upon the consent of CGR.  CGR consents to the disclosure of the terms of this Agreement to the NASD or other applicable regulatory bodies in connection with any initial public offering or additional financing.

Board of Directors

Cord Blood America, Inc.

September 6, 2006

If the foregoing correctly sets forth our agreement, please confirm this by signing and returning to us a duplicate copy of this letter.  We appreciate this opportunity to be of service and look forward with pleasure to working with you and your team on this matter.

Very truly yours,

CAPITAL GROWTH RESOURCES

________________________________

Walter Miller

Chief Executive Officer

Read, agreed to and accepted this _____ day of __________, 2006.

Cord Blood America, Inc.

________________________________

Matthew L. Schissler, CEO

Board of Directors

Cord Blood America, Inc.

September 6, 2006

Attestation by Officer

The undersigned hereby certifies that:

1.

I am the secretary of Cord Blood America, Inc. and

2.

The foregoing Placement Agent Agreement has been duly signed by the Company’s Chief Executive Officer and he has the authority to sign this document on behalf of the Company and the same is binding on the Company.

Dated:

_____________________

_______________________________

Secretary

Board of Directors

Cord Blood America, Inc.

September 6, 2006

EXHIBIT A

STANDARD TERMS AND CONDITIONS

1 1.

The Company shall promptly provide CGR with all relevant information about the Company (to the extent available to the Company in the case of parties other than the Company) that shall be reasonably requested or required by CGR; which information shall be accurate, to the best of the Company’s ability, in all material respects at the time furnished.

2 2.

CGR shall keep all information obtained from the Company strictly confidential except:  (a) for information which is otherwise publicly available or previously known to CGR or was obtained by CGR independently of the Company and without breach of CGR’s agreement with the Company; (b) CGR may disclose such information to its employees, its attorneys, to financial institutions, and to others designated in writing by the Company, but shall use reasonable efforts to ensure that CGR’s employees and attorneys will keep such information strictly confidential; and (c) pursuant to any order of a court or other governmental body.

3 3.

The Company recognizes that in order for CGR to perform properly its obligations in a professional manner, it is necessary that CGR be informed of and, to the extent practicable, participate in meetings and discussions between the Company and the Investors introduced, relating to the matters covered by the terms of CGR’s engagement under that certain letter agreement of which this Exhibit A is a part (the “Agreement”).

4 4.

The Company agrees that any report or opinion, oral or written, delivered to it by CGR, is prepared solely for its confidential use and shall not be reproduced, summarized, or referred to in any public document or given or otherwise divulged to any other person, other than its employees and attorneys, without CGR’s prior written consent, except as may be required by applicable law or regulation, which consent shall not be unreasonably withheld or delayed.

5 5.

No fee payable by the Company to any other financial advisor or lender shall reduce or otherwise affect any fee payable by the Company to CGR.

6 6.

The Company represents and warrants that:  (a) it has full right, power, and authority to enter into this Agreement and to perform all of its obligations hereunder; (b) the Agreement has been duly authorized and executed and constitutes a valid and binding agreement of the Company, enforceable in accordance with its terms; and (c) the execution and delivery of the Agreement and the consummation of the transactions contemplated hereby does not conflict with or result in a breach of (i) the Company’s Certificate of Incorporation or By-laws, or (ii) any agreement to which the Company is a party or by which any of their property or assets is bound.

7 7.

Nothing contained in the Agreement shall be construed to place CGR and the Company in the relationship of partners or joint venture partners.  Neither CGR nor the Company shall represent itself as the agent (except CGR’s role as Placement Agent) or legal representative of the other for any purpose whatsoever, nor shall either have the power to obligate or bind the other in any manner whatsoever.  CGR, in performing its services hereunder, shall at all times be an independent contractor.

Board of Directors

Cord Blood America, Inc.

September 6, 2006

8 8.

The Agreement has been and is made solely for the benefit of CGR, the Company, and each of the persons, agents, employees, officers, directors and controlling persons referred to in Exhibit B and their respective heirs, executors, personal representatives, successors and assigns, and nothing contained in the Agreement shall confer any rights upon, nor shall this Agreement be construed to create any rights in, any person who is not a party to such Agreement, other than as set forth in this paragraph.

Board of Directors

Cord Blood America, Inc.

September 6, 2006

EXHIBIT B

INDEMNIFICATION

1 1.

(a a)

Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless CGR, its officers, directors, partners, employees, agents, and each person, if any, who controls CGR within the meaning of Section 15 of the Securities Act of 1933, as amended (the “Act”) or Section 20(a) of the Securities Exchange Act of 1934 (the “Exchange Act”), from and against any and all loss, liability, charge, claim, damage and expense whatsoever (which shall include, for all purposes of this Section 1, but not be limited to, reasonable attorneys’ fees and expenses), as and when incurred, arising out of, based upon, or in connection with any untrue information relating to the Placement, or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon and in conformity with information furnished by CGR in connection with the Placement or unless such loss, liability, charge, claim, damage or expense was caused by CGR’s breach of any of its obligations contained in the letter agreement (the “Agreement”) of which this Exhibit B is a part.

(b b)

If any action is brought against CGR or any of CGR’s officers, directors, partners, employees, agents, or any controlling persons of such person in respect of which indemnity may be sought against the Company pursuant to the foregoing Section 1(a), such indemnified party or parties shall promptly notify the Company in writing of the institution of such action (but the failure to so notify shall not relieve the Company from any liability except to the extent it may have been prejudiced in any material respect by such failure), and the Company shall promptly assume the defense of such action, including the employment of counsel and payment of expenses.  Such indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action, or unless the indemnifying party or parties reserve the right to deny his or its duty to indemnify and a conflict of interest thereby arises which would create a duty to provide independent counsel under California Civil Code Section 2860, if the indemnifying party or parties were an insurer, in which case the rights and duties set forth in Civil Code Section 2860 shall apply as if the indemnifying party or parties were an insurer and the indemnified party or parties were an insured.  Anything in this Section 1 to the contrary notwithstanding, the Company shall not be liable for any settlement of any such claim or action effected without its written consent, except a settlement for which a court of competent jurisdiction has determined that the settlement was made in good faith.

Board of Directors

Cord Blood America, Inc.

September 6, 2006

2 2.

CGR agrees to indemnify and hold harmless the Company, its officers, directors, partners, employees, agents, and each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, to the same extent as the foregoing indemnity from the Company to CGR in Section 1 of this Exhibit B, but only with respect to information furnished by CGR for inclusion in the Offering Memorandum and to statements, misstatements, or omissions, if any, made by CGR in connection with the Offering, independent of the Company provided information or with respect to breaches of its agreements contained in the Agreement.  If any action shall be brought against the Company or any other person so indemnified based on any such statements, misstatements or omissions of CGR, and in respect of which indemnity may be sought against CGR pursuant to this Section 2, CGR shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to the indemnified parties, by the provisions of Section 1 above.

3 3.

(a a)

In order to provide for just and equitable contribution in any case in which:  (i) an “Indemnified Person” (as hereinafter defined) is entitled to indemnification pursuant to the Agreement, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the time to appeal has expired or the last right of appeal has been denied) that such indemnification may not be enforced in such case, notwithstanding the fact that this Agreement provides for indemnification in such case; or (ii) contribution may be required of such person in circumstances for which he is otherwise entitled to indemnification under the Agreement, then, and in each such case, the Company and CGR shall contribute to the aggregate losses, claims, damages or liabilities for which such indemnification is held unavailable (after any contribution from others) in such proportion so that CGR is responsible for the portion represented by dividing the total compensation received by CGR pursuant to the Agreement, or to which CGR is otherwise entitled pursuant to such Agreement, by the total value received or to be received by the Company from the transaction, but not including any expenses incurred by the Company in relation to the transaction, from which the claim for contribution arises, and the Company is responsible for the remaining portion; provided, however, that in any such case, no person or entity guilty of a fraudulent misrepresentation shall be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

Board of Directors

Cord Blood America, Inc.

September 6, 2006

(b b)

Within fifteen (15) days after receipt by any party to the Agreement (or its representative) of notice of the commencement of any action, suit or proceeding, such party will, if a claim for contribution, in respect thereof, is to be made against the other party (the “contributing party”), notify the contributing party of the commencement thereof, but the omission so to notify the contributing party will not relieve it from any liability it may have (except to the extent it may have been prejudiced in any material respect by such failure) to any other party other than for contribution hereunder.

(c c)

In case any party notifies a contributing party or his or her or its representative of the commencement of such action, suit or proceeding, the contributing party will be entitled to participate therein with the notifying party.  Any such contributing party shall not be liable to any party seeking contribution on account of any settlement of any claim, action or proceeding affected by such party seeking contribution without the written consent of such contributing party, or unless a court of competent jurisdiction determines the settlement was made in good faith.

(d d)

For purposes hereof, an “Indemnified Person” shall mean any person entitled to indemnification under Sections 1 or 2 of this Exhibit B.

The indemnity, reimbursement and contribution provisions set forth herein shall remain operative and in full force and effect regardless of: (i) any withdrawal, termination or consummation of, or failure to initiate or consummate any matter referred to herein; (ii) any investigation made by or on behalf of any party hereto or any person controlling (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) any party hereto; (iii) any termination or the completion or expiration of CGR’s engagement; and (iv) whether or not CGR shall, or shall not be called upon to render any formal or informal advice in the course of such engagement.

Board of Directors

Cord Blood America, Inc.

September 6, 2006

EXHIBIT C

JURISDICTION

Each of the Company and CGR hereby irrevocably:  (a) submits to the jurisdiction of any court of the state of California or any federal court sitting in the state of California for the purposes of any suit, action or other proceeding arising out of the letter agreement between the Company and CGR of which this Exhibit C is a part (the “Agreement”) which is brought by or against either party; (b) agrees that all claims in respect of any suit, action or proceeding may be heard and determined in any such court; and (c) to the extent that the Company or CGR has acquired, or hereafter may acquire, any immunity from jurisdiction of any such court or from any legal process therein, each of them hereby waives, to the fullest extent permitted by law, such immunity.

Each of the Company and CGR hereby waives, and the Company agrees not to assert in any such suit, action or proceeding, in each case, to the fullest extent permitted by applicable law, any claim that:  (a) the Company is not personally subject to the jurisdiction of any such court; (b) it is immune from any legal process (whether through service or notice, attachment prior to judgment, attachment in the aid of execution or otherwise), with respect to it or its property; (c) any such suit, action or proceeding is brought in an inconvenient forum; (d) the venue of any such suit, action or proceeding is improper; or (e) this Agreement may not be enforced in or by any such court.

Nothing in these provisions shall affect any party’s right to serve process in any manner permitted by law or limit its rights to bring a proceeding in the competent courts of any jurisdiction or jurisdictions or to enforce in any lawful manner a judgment obtained in one jurisdiction in any other jurisdiction.

This Agreement will be deemed to have been made and delivered in El Cajon, California and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of California.